Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION

CASE NAME:	AUTOSEIS, INC. ET AL	PETITION DATE:	3/25/2014
CASE NUMBER:	14-20130

MONTHLY OPERATING REPORT SUMMARY FOR MONTH		August		YEAR	2014
(Amounts in '000s)
MONTH	3/25/14 TO 3/31/14	April	May	June	July	August	Total
REVENUES (MOR-6)	$2,832	$37,350	$23,761	$13,441	$24,574	$15,379	$117,338
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	(2,733)	(2,440)	(14,323)	(9,501)	(4,541)	(5,981)	(39,520)
NET INCOME (LOSS) (MOR-6)	(4,040)	(19,277)	(18,174)	(11,925)	(8,303)	(7,686)	(69,406)
PAYMENTS TO INSIDERS (MOR-9)	-	260	322	307	372	317	1,578
PAYMENTS TO PROFESSIONALS (MOR-9)	19	1,561	1,449	2,987	2,387	3,549	11,952
TOTAL DISBURSEMENTS (MOR-7 and Exhibit A) **	$5,565	$117,086	$24,061	$22,871	$26,241	$19,128	$214,952

**The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached**
***The original of this document must be filed with the United States Bankruptcy Court***
Yes / No
REQUIRED INSURANCE MAINTAINED				Are all accounts receivable being collected within terms?	No
AS OF SIGNATURE DATE			EXP.	Are all post-petition liabilities, including taxes, being paid within terms?	No
			DATE	Have any pre-petition liabilities been paid?	Yes
CASUALTY	YES (X)	NO ( )	4/1/2015	If so, describe	Payments related to First Day Motions granted
LIABILITY	YES (X)	NO ( )	4/1/2015	Are all funds received being deposited into DIP bank accounts (1)?	No
VEHICLE	YES (X)	NO ( )	4/1/2015	Were any assets disposed of outside the normal course of business?	No
WORKER'S	YES (X)	NO ( )	4/1/2015	If so, describe
OTHER	YES (X)	NO ( )	4/1/2015	Are all U.S. Trustee Quarterly Fee Payments current?	Yes
				What is the status of your Plan of Reorganization?	Plan Filed

ATTORNEY NAME:	Omar Alaniz	I certify under penalty of perjury that the following complete
FIRM NAME:	Baker & Botts	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	2001 Ross Avenue	MOR-9 plus attachments, is true and correct, to the best of my knowledge.

CITY, STATE, ZIP:	Dallas, TX 75201	SIGNED X	/s/ Sean M. Gore	TITLE:	Senior Vice President - Chief Financial Officer
TELEPHONE/FAX:	214.953.6500/214.953.6503
		Sean M. Gore			9/29/14
		(PRINT NAME OF SIGNATORY)			DATE

MOR-1
Note:
(1) Collections in certain foreign jurisdictions are received locally and used to make payroll for employees and vendors in those foreign jurisdictions

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

COMPARATIVE BALANCE SHEETS
(Amounts in '000s)
ASSETS	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	3/25/14 TO 3/31/14	April	May	June	July	August
CURRENT ASSETS
Cash - U.S. bank accounts	$24,465	$41,937	$37,561	$29,044	$17,461	$10,721
Cash - non-U.S. bank accounts	4,687	2,950	2,119	2,143	2,032	1,399
Restricted cash	990	990	990	486	481	481
Trade Accounts Receivable, Net	20,428	17,099	15,699	11,320	13,264	22,548
Unbilled Accounts Receivable	19,335	27,876	28,989	29,508	31,653	21,810
Other Accounts Receivable	87	87	87	89	89	89
Inventory: Lower of Cost or Market	107	107	107	107	107	107
Prepaid Expenses	4,093	7,048	4,547	4,028	3,350	3,135
Investments	-	-	-	-	-	-
Mobilization costs, net	17,110	7,972	3,994	3,416	1,425	477
Other	266	266	15	15	15	15
TOTAL CURRENT ASSETS	91,568	106,331	94,107	80,157	69,878	60,782
PROPERTY, PLANT & EQUIP. @ COST		339,483	340,271	330,241	330,857	294,129
Less Accumulated Depreciation	267,128	269,710	272,209	261,304	263,824	227,813
NET BOOK VALUE OF PP & E	73,431	69,773	68,062	68,937	67,033	66,316
OTHER ASSETS
Tax Deposits	-	-	-	-	-	-
Investments in Subsidiaries	1	1	1	1	1	1
Electric Deposit	-	-	30	30	30	30
Investment in multi-client library, net		173,832	166,435	163,488	155,350	153,482
Intercompany receivable, net	69,366	78,860	83,529	84,972	87,919	95,094
Goodwill	10,967	10,967	10,967	10,967	10,967	10,967
Intangible assets	7,004	6,908	6,811	6,809	6,711	6,613
Debt issuance costs, net	8,940	8,571	8,168	7,762	7,352	6,938
Deposits and other	401	422	430	404	327	343
TOTAL ASSETS	$443,919	$455,666	$438,540	$423,527	$405,568	$400,567

<Note 1> The debtor cash balance above is broken out between U.S. bank accounts and non-U.S. bank accounts. The U.S. bank accounts contains the Citibank Argentina account as the funds are controlled by Houston. The U.S. bank account ties to the Ending Cash per Books on MOR8. MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) on MOR8  ties to the Ending Cash per Books - End of Month on MOR7.  MOR7 contains the activity for accounts where the funds are controlled by Houston Corporate office.

MOR-2	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

COMPARATIVE BALANCE SHEETS
(Amounts in '000s)
LIABILITIES & OWNER'S	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
EQUITY	3/25/14 TO 3/31/14	April	May	June	July	August
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	$32,785	$172,846	$178,018	$181,434	$175,476	$177,092
PRE-PETITION LIABILITIES
Secured Debt	86,498	4,386	4,081	3,776	3,468	3,160
Federal Income Tax	-	-	-	-	-	-
FICA/Withholding	583	-	-	-	-	-
Unsecured Debt	251,225	253,312	253,307	254,210	253,008	252,867
Deferred Revenue	23,367	6,311	2,295	-	-	-
VAT	2,330	2,595	2,595	2,595	-	-
Trade A/P	25,090	15,769	13,885	13,253	13,461	13,829
Accrued payroll liabilities	719	-	-	-	-	-
Accrued bond interest	10,080	10,514	10,514	10,514	10,514	10,514
Expense Accruals	10,495	3,108	2,833	3,726	3,641	4,127
Other	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	410,387	295,995	289,510	288,073	284,092	284,496
TOTAL LIABILITIES	443,172	468,841	467,528	$469,507	459,568	461,588
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	-	-	-	-	-	-
COMMON STOCK	500	500	500	500	500	500
ADDITIONAL PAID-IN CAPITAL	174,813	175,531	176,230	176,841	177,508	178,174
RETAINED EARNINGS: Filing Date	(170,526)	(165,889)	(164,227)	(169,904)	(170,289)	(170,291)
RETAINED EARNINGS: Post Filing Date	(4,040)	(23,317)	(41,491)	(53,416)	(61,719)	(69,405)
TOTAL OWNER'S EQUITY (NET WORTH)	747	(13,174)	(28,988)	(45,980)	(54,001)	(61,021)
TOTAL LIABILITIES & OWNERS EQUITY	$443,919	$455,666	$438,540	$423,527	$405,568	$400,567

MOR-3	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

SCHEDULE OF POST-PETITION LIABILITIES
(Amounts in '000s)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	3/25/14 TO 3/31/14	April	May	June	July	August
TRADE ACCOUNTS PAYABLE	$2,559	$3,097	$1,975	$4,235	$4,773	$6,712
TAX PAYABLE
Federal and State Payroll Taxes	389	942	941	873	858	852
Ad Valorem Taxes	173	184	184	336	336	336
Other Taxes	-	-	-	-	-	-
SECURED DEBT POST-PETITION	25,000	151,881	151,881	151,881	153,049	152,817
ACCRUED INTEREST PAYABLE	602	47	47	47	47	142
ACCRUED PROFESSIONAL FEES*	-	13	5,331	5,827	4,041	4,293
OTHER ACCRUED LIABILITIES
VAT	96	468	380	1,218	150	1,327
Deferred Revenue	1,669	4,207	6,684	7,693	4,902	4,340
Accrued payroll liabilities	480	1,672	1,226	1,289	1,040	1,504
Expense Accruals	1,817	10,335	9,369	8,035	6,279	4,769

TOTAL POST-PETITION LIABILITIES (MOR-3)	$32,785	$172,846	$178,018	$181,434	$175,476	$177,092
*Payment requires Court Approval

MOR-4	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

AGING OF POST-PETITION LIABILITIES
MONTH August 2014
(Amounts in '000s)
DAYS	TOTAL	TRADE		FEDERAL AND STATE	AD VALOREM,	MONTH
		ACCOUNTS		PAYROLL TAXES	OTHER TAXES	OTHER
0-30	$7,075	$5,887		$852	$336	$-
31-60	352	352		-	-	-
61-90	45	45		-	-	-
91+	428	428	(1)	-	-	-
TOTAL	$7,900	$6,712		$852	$336	$-

AGING OF ACCOUNTS RECEIVABLE
(Amounts in '000s)

MONTH
	March 2014	April 2014		May 2014	June 2014	July 2014	August 2014
0-30 DAYS	$15,625	$9,564		$9,837	$6,768	$9,935	$15,693
31-60 DAYS	2,845	4,769		2,272	247	452	3,715
61-90 DAYS	118	624		1,750	868	168	939
91+ DAYS	1,840	2,143		1,840	3,437	2,709	2,201
TOTAL	$20,428	$17,099		$15,699	$11,320	$13,264	$22,548

(1) The $428 thousand of accounts payable in the 61-90 day bucket relates to the portion of the professional fees subject to holdback. The end of the 120 day holdback period for this invoice is 09/05/2014.

MOR-5						Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

STATEMENT OF INCOME (LOSS)
(Amounts in '000s)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	3/25/14 TO 3/31/14	April	May	June	July	August	DATE
REVENUES (MOR-1)	$2,832	$37,350	$23,761	$13,441	$24,574	$15,379	$117,338
TOTAL COST OF REVENUES		23,982	18,698	10,182	10,094	11,002	77,336
GROSS PROFIT	(546)	13,368	5,064	3,259	14,480	4,377	40,002
OPERATING EXPENSES:
Selling & Marketing	110	3,961	2,461	1,145	4,445	2,631	14,753
General & Administrative	1,497	1,739	2,223	4,113	1,601	2,020	13,193
Insiders Compensation	-	260	322	307	372	317	1,578
Professional Fees	19	1,574	6,856	4,158	4,004	2,697	19,308
Other - (Gain) Loss on Fixed Asset Disposal		(134)	(17)	(525)	(17)	741	(195)
Other - Multi-Client Amortization		8,408	7,541	3,562	8,616	1,953	30,885
TOTAL OPERATING EXPENSES		15,808	19,387	12,760	19,021	10,358	79,522
INCOME BEFORE INT, DEPR/TAX (MOR-1)		(2,440)	(14,323)	(9,501)	(4,541)	(5,981)	(39,520)
INTEREST EXPENSE	223	1,311	1,932	1,971	1,939	1,925	9,302
DEPRECIATION	922	1,863	1,549	16	1,482	(263)	5,569
OTHER (INCOME) EXPENSE*		-	189	-	17	-	206
FOREIGN EXCHANGE (GAIN) LOSS		(373)	86	19	88	28	(42)
LOSS ON DEBT EXTINGUISHMENT		13,594	-	-	-	-	13,594
OTHER ITEMS**	-	-	-	-	-	-	-
TOTAL INT, DEPR & OTHER ITEMS		16,395	3,757	2,006	3,526	1,690	28,629
NET INCOME BEFORE TAXES		(18,835)	(18,080)	(11,507)	(8,067)	(7,671)	(68,149)
INCOME and OTHER TAXES		442	94	418	236	15	1,257
NET INCOME (LOSS) (MOR-1)		$(19,277)	$(18,174)	$(11,925)	$(8,303)	$(7,686)	$(69,406)

Accrual Accounting Required, Otherwise Footnote with Explanation.
* Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

MOR-6	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

(Amounts in '000s)
CASH RECEIPTS AND	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS	3/25/14 TO 3/31/14	April	May	June	July	August	DATE
1. CASH-BEGINNING OF MONTH / PERIOD	$2,431	$23,451	$41,937	$36,830	$28,214	$16,743	$2,431
RECEIPTS:
2. CASH RECIEPTS FROM REGIONS	680	1,225	595	-	-	1,690	4,190
3. CASH RECEIPTS FROM CUSTOMERS	1,674	10,599	18,486	14,050	14,771	10,717	70,297
4. PROCEEDS FROM DIP FUNDING	24,232	123,019	-	-	-	-	147,251
5. SALE OF ASSETS	-	-	-	-	-	-	-
6. OTHER (attach list)	-	-	-	-	-	-	-
TOTAL RECEIPTS**	26,586	134,843	19,081	14,050	14,771	12,407	221,738
(Withdrawal) Contribution by Individual Debtor MFR-2*	-	-	-	-	-	-	-
DISBURSEMENTS:
7. CASH REQUESTS FROM REGIONS	3,175	2,687	7,506	7,378	11,925	4,340	37,011
8. PAYROLL, PER DIEM & BENEFITS	-	5,229	4,021	3,739	3,555	3,174	19,717
9. PAYROLL IOM (ISLE OF MAN)	-	890	877	974	1,097	1,140	4,978
10. ACCOUNTS PAYABLE (POST PETITION ONLY)	150	6,602	6,874	6,039	5,325	5,314	30,304
11. SENIOR DEBT INTEREST	2,222	-	-	-	-	-	2,222
12. INTEREST/FEES ON ADDITIONAL DEBT	-	431	1,419	1,466	1,466	1,372	6,153
13. BANKRUPTCY RELATED PAYMENTS (PRE PETITION ONLY) ***		6,820	1,280	287	15	4	8,405
14. INSURANCE PAYMENTS	-	1,040	635	-	472	236	2,383
15. TPG LOAN PAYMENT	-	91,881	-	-	-	-	91,881
16. OTHER (attach list)	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS FROM OPERATIONS	5,547	115,580	22,611	19,883	23,855	15,579	203,055
17. DEBTOR PROFESSIONAL FEES	-	883	434	2,188	1,614	2,257	7,377
18. DIP LENDER PROFESSIONAL FEES	19	621	740	638	631	649	3,297
19. SENIOR LENDER PROFESSIONAL FEES	-	-	-	-	-	-	-
20. UNSECURED CREDITORS COMMITTEE PROFESSIONAL FEES		-	262	161	110	643	1,176
21. U.S. TRUSTEE FEES	-	2	13	-	31	-	46
22. OTHER REORGANIZATION EXPENSES (attach list)		-	-	-	-	-	-
TOTAL DISBURSEMENTS**	5,565	117,086	24,061	22,871	26,241	19,128	214,952
23. NET CASH FLOW	21,021	17,757	(4,979)	(8,821)	(11,471)	(6,721)	6,786
24. CASH - END OF MONTH	$23,451	$41,208	$36,957	$28,009	$16,743	$10,022	$9,215
24. ADJUSTMENTS RELATED TO PRIOR PERIODS	-	157	(133)	106	-	-	130
25. UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD	-	572	14	99	-	-	685
26. UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD		-	(8)	-	-	-	(8)
27. ENDING CASH PER BOOKS - END OF MONTH (MOR-8)	$23,451	$41,937	$36,830	$28,214	$16,743	$10,022	$10,022

* Applies to Individual debtors only
**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
***Pre-petition Bankruptcy related payment include payments under Critical Vendor (including Logistics & 503(b)(9) claims), Foreign Vendors, & Wage motion relief related payments

[NOTE 1] Cash balance includes accounts where the funds are controlled by Houston Corporate office
[NOTE 2] Receipts and Disbursements include amounts received and sent from Houston Corporate Office
[NOTE 3] May ‘Cash Requests from Regions’ was understated by 53k and, accordingly, ‘Payroll, Per Diem & Benefits’ was overstated by 53k due to clerical error which incorrectly classified funds transferred to the U.S. Land account.

[NOTE 4]  MOR 7 contains the activity for accounts where the funds are controlled by Houston Corporate office. The Ending Cash per Books - End of Month above ties to the Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) on MOR8.  MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The total Ending Cash per Books on MOR8 ties to the Cash - U.S. bank accounts on MOR2.  MOR2 shows the debtor cash balance and is broken out between U.S. bank accounts and non-U.S. bank accounts.

MOR-7	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 08/01/2014 - 08/31/2014

(Amounts in '000s)
BANK NAME		Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America
ACCOUNT NUMBER		488 031 266 121	488 031 266 134	488 031 266 147	488 031 266 150	488 031 266 163	488 032 919 590	488 031 266 176	488 035 058 966	488 038 382 972
ACCOUNT TYPE		Investment	Master	Depository	Operating	Operating	Operating	Operating	Operating	Operating
BANK BALANCE		$-	$16,445	$-	$-	$-	$222	$-	$-	$19
DEPOSITS IN TRANSIT		-	10,681	10,649	-	-	-	-	-	-
OUTSTANDING CHECKS		-	11	10,649	-	573	-	-	-	-
OTHER		-	17,938	-	(127)	36	-	-	(1)	24
ADJUSTED BANK BALANCE		$-	$9,177	$-	$127	$(610)	$222	$-	$1	$(5)
BEGINNING CASH - PER BOOKS		$-	$16,445	$-	$140	$(542)	$186	$-	$4	$(5)
RECEIPTS* (4)		-	32	10,649	-	-	36		-	-
TRANSFERS BETWEEN ACCOUNTS (4)		-	-				-	-	2	-
TRANSFERS BETWEEN ACCOUNTS (5)		-	(7,278)	(10,649)	1,376	16,218	-	-	-	12
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)		-	-	-	-	(2,690)	-	-	-	-
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)		-	-	-	-	-	-	-	-	-
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)		-	-	-	-	-	-	-	-	-
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)		-	-	-	-	-	-	-	-	-
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)		-	(22)	-	(1,388)	(13,596)			(5)	(12)
ADJUSTMENTS RELATED TO OTHER PERIODS		-							-
ENDING CASH - PER BOOKS		$-	$9,177	$-	$127	$(610)	$222	$-	$1	$(5)
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)		-							-	-
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)		-							-	-
ADJUSTED ENDING CASH - PER BOOKS		$-	$9,177	$-	$127	$(610)	$222	$-	$1	$(5)

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 08/01/2014 - 08/31/2014

(Amounts in '000s)
BANK NAME		Bank of America	Amegy	Amegy	Citi	Citi		Citi	Citi	Bank of America
ACCOUNT NUMBER		488 038 414 688	3354784	51577557	3065 9287	30854015		3066 5361	3876 6415	488 038 409 088
ACCOUNT TYPE		Operating	Operating	Operating	Operating	Operating	Subtotal (1) (2)	Payroll	Payroll	Operating
BANK BALANCE		$-	$3	$500	$585	$23	$17,796	$643	$(134)	$5
DEPOSITS IN TRANSIT		-	-	-	-	-	21,331	-	-	-
OUTSTANDING CHECKS		-	-	-	-	-	11,234	-	-	-
OTHER		-	1	-	-	-	17,871	-	-	-
ADJUSTED BANK BALANCE		$-	$3	$500	$585	$23	10,022	$643	$(134)	$5
BEGINNING CASH - PER BOOKS		$-	$3	$500	$9	$3	$16,743	$648	$(138)	$6
RECEIPTS* (4)		-	-	-	-	-	10,717	-	-	-
TRANSFERS BETWEEN ACCOUNTS (4)		-	-	-	-	-	2	-	-	-
TRANSFERS BETWEEN ACCOUNTS (5)		-	-	-	35	20	(267)	(5)	17	-
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)		-	-	-	(35)	-	(2,725)	-	-	-
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)		-	-	-	(1,350)	-	(1,350)	-	-	-
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)		-	-	-	360	-	360	-	-	-
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)		-	-	-	1,330	-	1,330	-	-	-
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)			(1)		237	-	(14,788)	-	(13)	(1)
ADJUSTMENTS RELATED TO OTHER PERIODS						-	-
ENDING CASH - PER BOOKS		$-	$3	$500	$585	$23	$10,022	$643	$(134)	$5
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)		-	-	-	-	-	-	-	-	-
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)		-	-	-	-	-	-	-	-	-
ADJUSTED ENDING CASH - PER BOOKS		$-	$3	$500	$585	$23	$10,022	$643	$(134)	$5

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 08/01/2014 - 08/31/2014

(Amounts in '000s)
BANK NAME		Wells Fargo	Wells Fargo	Wells Fargo	Amegy	Amegy	Amegy	Amegy
ACCOUNT NUMBER		8964670833	8429980983	9043440404	51577514	51897373	3687805	3690415
ACCOUNT TYPE		Operating	Operating	Operating	Payroll	Payroll	Payroll	Operating	Subtotal (3)	TOTAL
BANK BALANCE		$-	$240	$-	$-	$-	$-	$1	$755	$18,552
DEPOSITS IN TRANSIT		-	-	-	-	-	-	-	-	21,331
OUTSTANDING CHECKS		-	57	-	-	-	-	-	57	11,290
OTHER		-	-	-	-	-	-	-	-	17,871
ADJUSTED BANK BALANCE		$-	$183	$-	$-	$-	$-	1	699	10,721
BEGINNING CASH - PER BOOKS		$-	$224	$-	$-	$(23)	$-	$1	$717	17,460
RECEIPTS* (4)		-	-	-	-	-	-	-	-	10,717
TRANSFERS BETWEEN ACCOUNTS (4)		-	-	-	-	-	-	-	-	2
TRANSFERS BETWEEN ACCOUNTS (5)		-	265	-	-	-	-	-	276	9
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)		-	-	-	-	-	-	-	-	(2,725)
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)		-	-	-	-	-	-	-	-	(1,350)
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)		-	-	-	-	-	-	-	-	360
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)		-	-	-	-	-	-	-	-	1,330
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)			(306)						(320)	(15,108)
ADJUSTMENTS RELATED TO OTHER PERIODS						23			23	23
ENDING CASH - PER BOOKS		$-	$183	$-	$-	$-	$-	$1	$699	$10,721
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)		-	-	-	-	-	-	-	-	-
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)		-	-	-	-	-	-	-	-	-
ADJUSTED ENDING CASH - PER BOOKS		$-	$183	$-	$-	$-	$-	$1	$699	$10,721

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

PAYMENTS TO INSIDERS AND PROFESSIONALS
(Amounts in '000s)

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

				MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME/COMP TYPE				3/25/14 TO 3/31/14	April	May	June	July	August

1	Bahorich, Michael S.	Director	Compensation	$-	$-	$-	$-	$10	$-
			Expense Reimbursement	-	-	-	-	-	-
2	Branch, Caroline	Officer	Compensation	-	7	10	10	10	10
			Expense Reimbursement	-	1	1	0	0	8
3	Brasher, James E.	Officer	Compensation	-	25	25	18	25	26
			Expense Reimbursement	-	1	-	1	1	-
4	Fleure, Thomas J.	Officer	Compensation	-	13	20	20	20	20
			Expense Reimbursement	-	-	3	-	5	-
5	Flynn, Maurice	Officer	Compensation	-	13	28	23	34	28
			Expense Reimbursement	-	5	-	3	1	2
6	Forrest, Michael C.	Director	Compensation	-	-	-	-	10	-
			Expense Reimbursement	-	-	-	-	-	-
7	Gore, Sean M.	Officer	Compensation	-	17	25	25	25	25
			Expense Reimbursement	-	-	-	-	-	-
8	Howell, Jeff M.	Officer	Compensation	-	13	14	14	14	14
			Expense Reimbursement	-	1	-	-	-	-
9	Kurz, Karl F.	Director	Compensation	-	-	-	-	15	-
			Expense Reimbursement	-	-	-	-	-	-
10	Lahouse, Thomas M.	Officer	Compensation	-	13	18	18	18	19
			Expense Reimbursement	-	1	-	-	-	-
11	Matelich, George E.	Director	Compensation	-	-	-	-	-
			Expense Reimbursement	-	-	-	-	-	-
12	Mccoy, Joseph P.	Director	Compensation	-	-	-	-	15	-
			Expense Reimbursement	-	-	-	-	-	-
13	Muse Jr., Ralph B.	Officer	Compensation	-	13	20	17	-	-
			Expense Reimbursement	-	3	1	1	-	-
14	Osborne, Stanley De J.	Director	Compensation	-	-	-	-	-	-
			Expense Reimbursement	-	-	-	-	-	-
15	Peebles, Ross G.	Officer	Compensation	-	16	23	26	25	25
			Expense Reimbursement	-	8	2	3	0	7
16	Riley Jr., Duncan W.	Officer	Compensation	-	14	21	21	21	21
			Expense Reimbursement	-	2	2	3	-	1
17	Skerl, Damir S.	Director	Compensation	-	-	-	-	13	-
			Expense Reimbursement	-	-	-	-	-	-
18	Terrell, Tracy C.	Officer	Compensation	-	16	20	20	20	20
			Expense Reimbursement	-	0	0	2	5	2
19	Verghese, P. Mathew	Officer	Compensation	-	19	27	27	27	27
			Expense Reimbursement	-	5	2	1	0	1
20	White, Richard C.	Officer	Compensation	-	26	33	33	33	34
			Expense Reimbursement	-	12	7	0	3	7
21	Yapuncich, George T.	Officer	Compensation	-	14	21	21	21	21
			Expense Reimbursement	-	-	-	-	-	-
TOTAL INSIDERS (MOR-1)				$-	$260	$322	$307	$372	$317

				MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS				3/25/14 TO 3/31/14	April	May	June	July	August

	Akin Gump Strass Hauer & Feld LLP			$-	$371	$492	$444	$439	$488
	Alvarez & Marsal, LLC			-	-	-	923	871	987
	Baker Botts LLP					-	1,153	371	774
	Ernst & Young			-	86	34	-	-	-
	Greenberg Traurig, LLP			-	-	262	161	-	514
	Joele Frank, Wilkinson Brimmer Katcher			-	-	15	-	34	-
	Jordan, Hyden, Womble, Culbreth & Holzer			-	-	47	42	15	30
	Lazard Middle Market LLC			-	-	-	-	110	129
	Opportune			-	250	154	163	158	161
	Prime Clerk			-	21	121	70	51	18
	Ropes & Gray, LLP			-	-	94	31	-	-
	Rothschild Inc.			-	-	217	-	271	443
	U.S. Trustee Payment Center			-	2	13	-	31	-
	UHY LLP			-	777	-	-	35	5
	Wilmington Trust [1]			19	55	-	-	-	-

TOTAL PROFESSIONALS (MOR-1)				$19	$1,561	$1,449	$2,987	$2,387	$3,549

[1] Amounts netted against DIP funding

MOR-9	Revised 07/01/98

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION
Exhibit A - CONSOLIDATING DISBURSEMENTS OF JOINTLY ADMINISTERED CASES IN CHAPTER 11

CASE NAME:	AUTOSEIS, INC. ET AL
JOINT ADMINISTRATION CASE NUMBER:	14-20130

DISBURSEMENTS
(Amounts in '000s)

Entity	Case No.	3/25/14 TO 3/31/14	April	May	June	July	August	Sept.	Filing to Date
AUTOSEIS, INC.	14-20130	$-	$-	$-	$-	$-	$-	$-	$-
GLOBAL GEOPHYSICAL SERVICES, INC.	14-20131	5,565	117,086	24,061	22,871	26,241	19,128	-	214,952
GLOBAL GEOPHYSICAL EAME, INC.	14-20132	-	-	-	-	-	-	-	-
GGS INTERNATIONAL HOLDINGS, INC.	14-20133	-	-	-	-	-	-	-	-
ACCRETE MONITORING, INC.	14-20134	-	-	-	-	-	-	-	-
AUTOSEIS DEVELOPMENT COMPANY	14-20135	-	-	-	-	-	-	-	-

Total Disbursements (same as MOR-1 disbursements)		$5,565	$117,086	$24,061	$22,871	$26,241	$19,128	$-	$214,952

Exhibit A